UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 17, 2011

Jos. A. Bank Clothiers, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23874	36-3189198
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

500 Hanover Pike Hampstead, Maryland	21074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (410) 239-2700

 (Former Name or Former Address, if Changed Since Last Report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Company’s 2011 Annual Meeting held on June 17, 2011, the stockholders considered:

●	The election of two directors for terms expiring at our 2014 Annual Meeting of Stockholders;

●	The ratification of the appointment of Deloitte & Touche LLP as our registered public accounting firm for the year ending January 28, 2012 (“Fiscal 2011”);

●	The approval, on an advisory, non-binding basis, of the compensation of our named executive officers (“Say on Pay”); and

●	The frequency, on an advisory, non-binding basis, of future advisory votes on the compensation of our named executive officers (“Say When on Pay”).

For more information about the foregoing proposals, see the Company’s 2011 Proxy Statement, the relevant portions of which are incorporated herein by reference.  At the 2011 Annual Meeting, both of the director nominees were elected and the proposal to ratify the selection of Deloitte & Touche LLP was approved. The stockholders also approved, on an advisory, non-binding basis, the compensation of our named executive officers (“Say on Pay”). In addition, the stockholders determined, on an advisory, non-binding basis, that future advisory votes on the compensation of our named executive officers (“Say When on Pay”) should be held each year. The voting results are set forth below:

Election of Directors*

Name of Nominee	For	Withheld	Broker Non-Votes
R. Neal Black	23,533,698	372,196	1,327,691
Robert N. Wildrick	22,846,781	1,059,113	1,327,691

Ratification of Deloitte & Touche LLP as the Company’s Registered Public Accounting Firm for Fiscal 2011**

For	Against	Abstain
24,837,408	377,636	18,541

Approval, on an advisory, non-binding basis, of the compensation of our named executive officers (“Say on Pay”)

For	Against	Abstain	Broker Non-Votes
23,017,606	840,576	47,712	1,327,691

Determination, on an advisory, non-binding basis, of the frequency of future advisory votes on the compensation of our named executive officers (“Say When on Pay”)

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
21,512,406	29,913	2,334,222	29,353	1,327,691
__________________________
*  There were no abstentions.
** There were no broker non-votes.

In accordance with Section (d) of Item 5.07 of Form 8-K, per the recommendation of our stockholders, the Company will conduct an advisory, non-binding vote to approve the compensation of our named executive officers (“Say on Pay”) on an annual basis, until the next required stockholder “Say When on Pay” vote or the Company's Board of Directors determines that a different frequency of "Say-on-Pay" votes is in the best interest of the Company's stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JoS. A. Bank Clothiers, Inc.
(Registrant)

	By:	/s/ Charles D. Frazer
Charles D. Frazer
Senior Vice President and
General Counsel

Dated: June 17, 2011

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